                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 21, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter


          Nevada                    1-15587                  84-1037630
---------------------------     ---------------     ---------------------------
State or Other Jurisdiction     Commission File     IRS Employer Identification
     of Incorporation                Number                   Number


               200 Brickstone Square, Suite 403, Andover, MA 01810
          -------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                 (978) 323-2500
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                  INTRODUCTION

This filing amends the Current Report on Form 8-K reporting financial statements, proforma financial information and exhibits related to the August 6, 2001 acquisition of Chartwell Diversified Services, Inc. ("Chartwell") by e-Medsoft.com ("e-Medsoft" or "the Company") which was previously filed by the Company on October 22, 2001. In that Report, the Company included in the audited financial statements of Chartwell and proforma financial information certain joint ventures of Chartwell on a consolidated basis.

The Company has reevaluated the accounting policies utilized in the aforementioned financial information and statements and has determined that reporting financial information of certain joint ventures utilizing the equity basis of accounting more accurately reflects the financial position and results of operations of the Company in accordance with generally accepted accounting principles in the United States. In addition, the Company determined that the accounting for income taxes in the audited financial statements of Chartwell was not in accordance with accounting principles generally accepted in the United States.

The Company has disclosed herein the effects of these changes in accounting treatment in the presentation of proforma financial information for the year ended March 31, 2001 and as of and for the three months ended June 30, 2001. The Company has also disclosed herein the comparative effect of this change in accounting treatment on the consolidated condensed financial statements of Chartwell as of and for the period from inception to December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) FINANCIAL INFORMATION OF BUSINESSES ACQUIRED. The following consolidated condensed financial statements for Chartwell Diversified Services Inc., are filed herewith:



                                      INDEX

                                                                                                PAGE

    Consolidated Condensed Financial Statements as of and for the Period
January 1, 2001 to June 30, 2001 and for the Period From Inception (February
23, 2000) to June 30, 2000 (Unaudited) as restated.

  Consolidated Condensed Balance Sheets as of June 30, 2001 and 2000
    (unaudited) ..............................................................................   5

  Consolidated Condensed Statements of Operations for the  six months ended June 30, 2001 and the period from inception
    (February 23, 2000) to June 30, 2000 (unaudited) .........................................   6

  Consolidated Condensed Statements of Cash Flows for the six months ended June 30, 2001 and the period from inception
    (February 23, 2000) to June 30, 2000 (unaudited) .........................................   7

  Notes to Consolidated Condensed Financial Statements (unaudited) ...........................   8

       (b) PRO FORMA FINANCIAL INFORMATION. Unaudited Pro Forma condensed Balance Sheet for e-MedSoft.com and Chartwell Diversified Services Inc. as of June 30, 2001 and the unaudited proforma condensed statement of operations for the year ended March 31, 2001 and the three months ended June 30, 2001 are filed herewith on pages 10 to 18.

       (c) EXHIBITS.

     Exhibit
     Number               Description                         Location
     -------              -----------                         --------
     10.16    Agreement and Plan of Merger and            Previously filed
              Reorganization dated August 6, 2001,
              among e-MedSoft.com, CDSI
              Acquisition Corporation and
              Chartwell Diversified Services Inc.


     10.17    Certificate of Designation of Series and    Previously filed
              Determination of Rights and Preferences
              for Series A Convertible Preferred Stock
              of e-MedSoft.com

     10.18    Form of Warrant Agreement                   Previously filed

     10.19    Executive Employment Agreement between      Previously filed
              Registrant and Frank P. Magliochetti, Jr.
              dated August 6, 2001

     10.20    Agreement and Plan of Merger among          Previously filed
              Chartwell Diversified Services and CDS
              Acquisition Corporation dated August 6,
              2001

     23       Consent of Independent Public               Previously filed
              Accountants


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         e-MedSoft.com



Dated: November 30, 2001                 By: /s/ Frank P. Magliochetti
                                            ----------------------------------
                                               Chief Executive Officer


Dated: November 30, 2001                 By: /s/ George A. Kuselias
                                            ----------------------------------
                                               Chief Financial Officer

              CHARTWELL DIVERSIFIED SERVICES INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
   ---------------------------------------------------------------------------
            For the Period January 1, 2001 to June 30, 2001 and
             For the Period From Inception (February 23, 2000)
                          to June 30, 2000 as restated


                                   CONTENTS

                                                                                 Pages
                                                                                 -----
Financial Statements

  Consolidated Condensed Balance Sheets as of June 30, 2001 and 2000 (unaudited)    5

  Consolidated Condensed Statements of Operations for the six months ended
  June 30, 2001 and the period from inception (February 23, 2000) to
  June 30, 2000 (unaudited)                                                         6

  Consolidated Condensed Statements of Cash Flows for the six months ended
  June 30, 2001 and the period from inception (February 23, 2000) to
  June 30, 2000 (unaudited)                                                         7

  Notes to Condensed Financial Statements                                           8

              CHARTWELL DIVERSIFIED SERVICES INC. AND SUBSIDIARIES

                CONSOLIDATED CONDENSED BALANCE SHEETS AS RESTATED
                -------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                         JUNE 30, 2001        JUNE 30, 2000
                                                          (UNAUDITED)           (UNAUDITED)
-----------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------
Cash and Cash Equivalents                                 $ 1,307,000            $808,000
-----------------------------------------------------------------------------------------------
Accounts Receivable, net                                   22,611,000
-----------------------------------------------------------------------------------------------
Other Receivables                                           4,934,000
-----------------------------------------------------------------------------------------------
Inventory                                                   1,615,000
-----------------------------------------------------------------------------------------------
Investment in non-consolidated subsidiaries                 9,681,000
-----------------------------------------------------------------------------------------------
Other Current Assets                                          166,000
-----------------------------------------------------------------------------------------------
Total Current Assets                                       40,314,000             808,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Long-Term Assets:
-----------------------------------------------------------------------------------------------
Property, Plant and Fixtures, net                           4,002,000
-----------------------------------------------------------------------------------------------
Intangible Assets                                               8,000
-----------------------------------------------------------------------------------------------
Other Assets                                                2,111,000
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                              $46,435,000            $808,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------
Current Liabilities:
-----------------------------------------------------------------------------------------------
Accounts payable                                          $12,418,000
-----------------------------------------------------------------------------------------------
Accrued liabilities                                         1,070,000
-----------------------------------------------------------------------------------------------
Related party payable                                                             807,000
-----------------------------------------------------------------------------------------------
Current maturities of long-term debt and capital leases    19,646,000
-----------------------------------------------------------------------------------------------
Total Current Liabilities                                  33,134,000             807,000
-----------------------------------------------------------------------------------------------
Long term debt                                             30,067,000
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          63,201,000             807,000
-----------------------------------------------------------------------------------------------
Minority Interest                                             635,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Common Stock                                                   10,000              10,000
-----------------------------------------------------------------------------------------------
Stock Subscriptions                                                               (10,000)
-----------------------------------------------------------------------------------------------
Retained Earnings - Excess FMV over Historical Cost       (18,099,000)
-----------------------------------------------------------------------------------------------
Retained Earnings (Accumulated Deficit)                       688,000               1,000
-----------------------------------------------------------------------------------------------
TOTAL EQUITY (Deficit)                                    (17,401,000)              1,000
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (Deficit)      $46,435,000            $808,000
-----------------------------------------------------------------------------------------------

              CHARTWELL DIVERSIFIED SERVICES INC. AND SUBSIDIARIES

           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AS RESTATED
           -----------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED       FEBRUARY 23, 2000
                                                            JUNE 30, 2001       (DATE OF INCEPTION)
                                                             (UNAUDITED)       THROUGH JUNE 30, 2000
                                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------
Net Sales                                                   $54,428,000
----------------------------------------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------------------------------------
 Cost of Sales                                               32,488,000
----------------------------------------------------------------------------------------------------
 General and Administrative Expenses                         21,772,000
----------------------------------------------------------------------------------------------------
 Depreciation and Amortization                                  650,000
----------------------------------------------------------------------------------------------------
Total Costs and Expenses                                     54,910,000
----------------------------------------------------------------------------------------------------
Income (Loss) from operations                                  (482,000)
----------------------------------------------------------------------------------------------------
Interest and Other Expenses                                   2,547,000                 (1,000)
----------------------------------------------------------------------------------------------------
Equity in earnings of non-consolidated subsidiaries           1,710,000
----------------------------------------------------------------------------------------------------
Income (Loss) before Income Taxes and Minority Interest      (1,319,000)                 1,000
----------------------------------------------------------------------------------------------------
Income Tax Expense (Benefit)                                   (680,000)
----------------------------------------------------------------------------------------------------
Minority Interest, net                                           19,000
----------------------------------------------------------------------------------------------------
Net Income (Loss)                                           $  (658,000)               $ 1,000
----------------------------------------------------------------------------------------------------

              CHARTWELL DIVERSIFIED SERVICES INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF CASH FLOWS AS RESTATED
           ----------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED       FEBRUARY 23, 2000
                                                        JUNE 30, 2001        (DATE OF INCEPTION)
                                                         (UNAUDITED)        THROUGH JUNE 30, 2000
                                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) IN OPERATING ACTIVITIES            $  (6,912,000)                $  1,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------------------------------------------------------------------
Purchase of property and equipment                           (532,000)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CASH USED IN INVESTING ACTIVITIES                            (532,000)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITES
------------------------------------------------------------------------------------------------
Net advances (to) from related corporation                 (1,613,000)                 807,000
------------------------------------------------------------------------------------------------
Net advances from borrowings under factoring facility       8,232,000
------------------------------------------------------------------------------------------------
Repayment of acquisition and other indebtedness              (549,000)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CASH PROVIDED BY FINANCING ACTIVITIES                       6,070,000                  807,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                            (1,374,000)                 808,000
------------------------------------------------------------------------------------------------
CASH, BEGINNING OF PERIOD                                   2,681,000                        0
------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                                       $ 1,307,000                 $808,000
------------------------------------------------------------------------------------------------

              CHARTWELL DIVERSIFIED SERVICES INC. AND SUBSIDIARIES

        NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (Unaudited)
   --------------------------------------------------------------------------
                                  June 30, 2001

Chartwell Diversified Services Inc. ("CDSI") was incorporated on February 23, 2000 in the state of Delaware, significant operations commenced on August 1, 2000. CDSI owns 100% of Chartwell Management Company ("CMC"), Chartwell Caregivers Inc. ("CGI") and Chartwell Community Services ("CCS"). CDSI owns 99.5% of Chartwell Home Therapies L.P. ("CHT"). CHT owns interests that range from 45% to 80% in nine entities. CDSI provides specialty healthcare services, including specialty pharmaceutical products and related services, infusion therapy, respiratory therapy, durable medical equipment and home care attendant services to more than 20,000 patients in 30 states. Through its national network of more than 40 locations, CDSI contracts with managed care organizations, third party payors, hospitals, state agencies, physicians and other referral sources to serve patients in their home, at local rehabilitation centers, through out patient networks aligned with hospitals and medical centers, and other non-hospital settings.

The consolidated condensed financial statements included herein have been prepared by CDSI without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in the consolidated financial statements prepared based on accounting principles generally accepted in the United States of America have been condensed or omitted as allowed by such rules and regulations, and CDSI believes that the disclosures are adequate to make the information presented not misleading. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the entire fiscal year. The Company has evaluated the accounting policies utilized by Chartwell in the audited financial statements included in the 8-K filed on October 22, 2001 and has determined that reporting financial information of certain joint ventures utilizing the equity basis of accounting more accurately reflects the financial position and results of operations of Chartwell in accordance with generally accepted accounting principles in the United States. In addition, the Company determined that the accounting for income taxes in the audited financial statements of Chartwell included in the 8-K filed on October 22, 2001 was not in accordance with accounting principles generally accepted in the United States.

Accordingly, the Company is presenting the condensed financial statements of Chartwell as of and for the period ended December 31, 2000 as included in the 8-K filed by the Company on October 22, 2001 with the condensed financial statements of Chartwell as of and for the period ended December 31, 2000 as restated for the accounting changes described above.

Consolidated Condensed Balance Sheet

                                      DECEMBER 31, 2000
                                        AS PRESENTED                   DECEMBER 31, 2000
                                      IN THE 8-K FILED                     AS RESTATED
                                          10/22/01                         (UNAUDITED)
Current Assets                             51,957,000                       36,102,000
PP&E, Net                                   6,315,000                        4,503,000
Non Current Assets                          5,777,000                        2,103,000
                                        -------------                    -------------

     Total Assets                          64,049,000                       42,708,000
                                        =============                    =============

Current Liabilities                        35,711,000                       26,103,000
Non Current Liabilities                    28,508,000                       28,467,000
                                        -------------                    -------------

     Total Liabilities                     64,219,000                       54,570,000
     Minority Interest                     11,763,000                           71,000
Stockholders Equity (Deficit)             (11,933,000)                     (11,933,000)
                                        --------------                   --------------
Total Liabilities and
Stockholders Equity (Deficit)              64,049,000                       42,708,000
                                        =============                    =============

Consolidated Condensed Statement of Operations

                                      DECEMBER 31, 2000
                                        AS PRESENTED                   DECEMBER 31, 2000
                                      IN THE 8-K FILED                     AS RESTATED
                                          10/22/01                         (UNAUDITED)
Revenues                                   60,316,000                       34,719,000
Cost of Goods Sold                         19,955,000                        5,926,000
                                        -------------                    -------------

Gross Profit                               40,361,000                       28,793,000
Operating Expenses                         35,650,000                       27,042,000
                                        -------------                    -------------

Operating Income (Loss)                     4,711,000                        1,751,000
Other Income (Expense)                     (2,596,000)                         364,000
                                        --------------                   -------------
Income Before Taxes                         2,115,000                        2,115,000
Income Tax Expense (Benefit)               (6,719,000)                         769,000
                                        --------------                   -------------

     Net Income                             8,834,000                        1,346,000
                                        =============                    =============

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

                                                                    DECEMBER 31, 2000
                                                                       AS PRESENTED               DECEMBER 31, 2000
                                                                     IN 8-K FILED ON                  AS RESTATED
                                                                         10/22/01                     (UNAUDITED)
CASH PROVIDED (USED) IN OPERATING ACTIVITIES                        $  (167,0000)                       (820,000)
                                                                    ------------                     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                                   (1,016,000)                       (797,000)
 Cash acquired in acquisitions                                         6,581,000                             --
                                                                    ------------                     -----------
CASH PROVIDED IN INVESTING ACTIVITIES                                  5,565,000                        (797,000)
                                                                    ------------                     -----------
CASH FLOWS FROM FINANCING ACTIVITES
Net advances and payments to/from related corporation                 (7,737,000)                     (5,363,000)
Net advances from borrowings under factoring facility                 10,282,000                      10,282,000
Repayment of acquisition and other indebtedness                         (621,000)                       (621,000)
Partnership Distributions Paid                                        (1,293,000)                            --
                                                                    ------------                     -----------
CASH PROVIDED BY FINANCING ACTIVITIES                                    631,000                       4,298,000
                                                                    ------------                     -----------
NET INCREASE (DECREASE) IN CASH                                        6,029,000                       2,681,000
CASH, BEGINNING OF PERIOD                                                      0                               0
                                                                    ------------                     -----------
CASH, END OF PERIOD                                                 $  6,029,000                     $ 2,681,000
                                                                    ============                     ===========

       (b) PRO FORMA FINANCIAL INFORMATION.

       UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

       The following unaudited pro forma combined condensed financial statements are derived from the historical financial statements of e-MedSoft.com ("e-MedSoft" or "the Company") and Chartwell Diversified Services, Inc. ("Chartwell") and give effect to the acquisition of Chartwell Diversified Services, Inc. (the "Chartwell Acquisition") by the registrant on August 6, 2001. The unaudited pro forma condensed combined balance sheet as of June 30, 2001 and the unaudited pro forma combined statements of operations for the three months ended June 30, 2001 and the year ended March 31, 2001 reflect the Chartwell Acquisition as if it had occurred on June 30, 2001 for the unaudited pro forma condensed combined balance sheet and at the beginning of each period for the unaudited pro forma combined statements of operations. The unaudited pro forma combined condensed balance sheet and statements of operations do not purport to be indicative of the results that would actually have been obtained if the combination had been in effect on the dates indicated, or that may be obtained in the future.

e-MedSoft.com
Unaudited Proforma Combined Balance Sheet As Restated
June 30, 2001

------------------------------- -------------- --------------- ----------------- ---------------- --------------
                                                  CHARTWELL
                                                 DIVERSIFIED                                          PROFORMA
                                 E-MEDSOFT.COM  SERVICES INC.      PROFORMA         ADJUSTMENTS       COMBINED
                                     (5)            (5)               DR                CR           (UNAUDITED)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
ASSETS
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Cash and Cash Equivalents          $2,288,000     $ 1,307,000                                        $ 3,595,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Accounts Receivable, net            7,926,000      22,611,000                                         30,537,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Other Receivables                     298,000       4,934,000                                          5,232,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Inventory                           4,355,000       1,615,000                                          5,970,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Investment in non-consolidated
  subsidiaries                                      9,681,000                                          9,681,000
----------------------------------------------------------------------------------------------------------------
Other Current Assets                  488,000         166,000                                            654,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Total Current Assets               15,355,000      40,314,000                                         55,669,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Long-Term Assets:
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Property, Plant and Fixtures,
  net                               4,998,000       4,002,000                                          9,000,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Goodwill, net                      11,001,000                      89,305,000(2)     3,687,000(2)     96,619,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Deferred Software, Net             10,651,000                                                         10,651,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Intangible Assets                   5,258,000           8,000                                          5,266,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Assets of Discontinued              5,702,000                                                          5,702,000
Operations
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Other Assets                        3,712,000       2,111,000                        1,066,000(2)      4,757,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
TOTAL ASSETS                      $56,677,000     $46,435,000      89,305,000        4,753,000      $187,664,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------

LIABILITIES AND SHAREHOLDERS'
EQUITY

------------------------------- -------------- --------------- ----------------- ---------------- --------------
Current Liabilities:
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Line of Credit
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Accounts payable                  $14,366,000     $12,418,000                                       $ 26,784,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Accrued liabilities                 8,097,000       1,070,000                        2,400,000(2)     11,567,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Related party payable               8,818,000                                                          8,818,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Other current liabilities -        11,292,000             ---                                         11,292,000
Discontinued Operations
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Current maturities of               2,755,000      19,646,000                                         22,401,000
long-term debt, capital
leases and sales and
subservicing agreement
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Total Current Liabilities          45,328,000      33,134,000                        2,400,000        80,862,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Long term debt                      6,076,000      30,067,000                                         36,143,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Other Liabilities                     867,000                                                            867,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Long term debt and lease            2,579,000                                                          2,579,000
commitments form Discontinued
Operations
------------------------------- -------------- --------------- ----------------- ---------------- --------------
TOTAL LIABILITIES                  54,850,000      63,201,000                        2,400,000       120,451,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Minority Interest                   7,351,000         635,000                                          7,986,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Deferred Revenue                    1,012,000                                                          1,012,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Preferred Stock                                                                     68,503,000(4)     68,503,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Common Stock                           80,000          10,000           10,000(3)        5,000(6)         85,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Additional Paid in Capital        309,465,000                                        6,195,000(6)    316,661,000
                                                                                     1,001,000(2)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Deferred Charges                   (4,616,000)                                                        (4,616,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Stock Subscriptions                (4,590,000)                                                        (4,590,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Retained Earnings - Excess
FMV over Historical Cost                          (18,099,000)                      18,099,000(3)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Retained Earnings                (305,938,000)        688,000          688,000(3)                   (315,825,000)
(Accumulated Deficit)                                                6,200,000(6)
                                                                     3,687,000(2)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Treasury Shares at Cost              (937,000)                                                          (937,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
TOTAL EQUITY (Deficit)             (6,536,000)    (17,401,000)      10,585,000      93,803,000        59,281,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
TOTAL LIABILITIES AND           $  56,677,000    $ 46,435,000       10,585,000      96,203,000    $  187,664,000
SHAREHOLDERS' EQUITY (Deficit)
------------------------------- -------------- --------------- ----------------- ---------------- --------------

The effect of the changes in accounting upon the Consolidated condensed Balance Sheet of Chartwell Diversified Services Inc. as of June 30, 2001 is as follows:

------------------------------- -------------- --------------- -----------------
                                   CHARTWELL                       CHARTWELL
                                 DIVERSIFIED     EFFECT OF        DIVERSIFIED
                                 SERVICES INC.   CHANGE IN      SERVICES INC.
                                 AS REPORTED     ACCOUNTING         RESTATED
------------------------------- -------------- --------------- -----------------
ASSETS
------------------------------- -------------- --------------- -----------------
Cash and Cash Equivalents          $9,671,000     $(8,364,000)    $ 1,307,000
------------------------------- -------------- --------------- -----------------
Accounts Receivable, net           36,883,000     (14,272,000)     22,611,000
------------------------------- -------------- --------------- -----------------
Other Receivables                   7,934,000      (3,000,000)      4,934,000
------------------------------- -------------- --------------- -----------------
Inventory                           3,216,000      (1,601,000)      1,615,000
------------------------------- -------------- --------------- -----------------
Investment in non-consolidated
 subsidiaries                                       9,681,000       9,681,000
--------------------------------------------------------------------------------
Other Current Assets                2,923,000      (2,758,000)        166,000
------------------------------- -------------- --------------- -----------------
Total Current Assets               60,627,000     (20,314,000)     40,314,000
------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------
Long-Term Assets:
------------------------------- -------------- --------------- -----------------
Property, Plant and Fixtures,
  net                               6,115,000      (2,113,000)      4,002,000
------------------------------- -------------- --------------- -----------------
Goodwill, net                       3,687,000      (3,687,000)
------------------------------- -------------- --------------- -----------------
Intangible Assets                       8,000                           8,000
------------------------------- -------------- --------------- -----------------
Other Assets                        1,841,000         270,000       2,111,000
------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------
TOTAL ASSETS                      $72,278,000    $(25,844,000)    $46,435,000
------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------

LIABILITIES AND SHAREHOLDERS'
EQUITY

------------------------------- -------------- --------------- -----------------
Current Liabilities:
------------------------------- -------------- --------------- -----------------
Accounts payable                  $21,554,000    $ (9,136,000)    $12,418,000
------------------------------- -------------- --------------- -----------------
Accrued liabilities                 1,070,000                       1,070,000
------------------------------- -------------- --------------- -----------------
Related party payable                 541,000        (541,000)
------------------------------- -------------- --------------- -----------------
Current maturities of               21,295,000     (1,649,000)     19,646,000
long-term debt, capital
leases and sales and
subservicing agreement
------------------------------- -------------- --------------- -----------------
Total Current Liabilities          44,460,000     (11,326,000)     33,134,000
------------------------------- -------------- --------------- -----------------
Long term debt                     27,959,000       2,108,000      30,067,000
------------------------------- -------------- --------------- -----------------
TOTAL LIABILITIES                  72,419,000      (9,218,000)     63,201,001
------------------------------- -------------- --------------- -----------------
Minority Interest                  12,440,000     (11,805,000)        635,000
------------------------------ -------------- --------------- ------------------
Common Stock                           10,000                          10,000
------------------------------- -------------- --------------- -----------------
Retained Earnings - Excess
FMV over Historical Cost          (20,766,000)      2,668,000      (18,098,000)
------------------------------- -------------- --------------- -----------------
Retained Earnings                   8,176,000      (7,488,000)         688,000
(Accumulated Deficit)
------------------------------- -------------- --------------- -----------------
TOTAL EQUITY (Deficit)            (12,581,000)     (4,820,000)     (17,401,000)
------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------
TOTAL LIABILITIES AND           $  72,279,000    $(25,843,000)    $ 46,435,000
SHAREHOLDERS' EQUITY (Deficit)
------------------------------- -------------- --------------- -----------------

e-MedSoft.com
Unaudited Proforma Combined Statement of Operations
For the Fiscal Year Ended March 31, 2001

------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
                                                  CHARTWELL
                                                 DIVERSIFIED                                          PROFORMA
                                 E-MEDSOFT.COM  SERVICES INC.      PROFORMA         ADJUSTMENTS       COMBINED
                                     (5)            (5)               DR                CR           (UNAUDITED)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Sales                       $  87,997,000    $ 66,953,000                                      $ 154,950,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Costs and Expenses
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Cost of Sales                      63,200,000      24,536,000                                         87,736,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Research and Development            7,267,000                                                          7,267,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Sales and Marketing                 8,255,000                                                          8,255,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
General and Administrative
Expenses                           55,909,000      40,424,000         200,000(6)                      96,533,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Non Cash Compensation                                               6,200,000(6)                       6,200,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Depreciation and Amortization       9,988,000         755,000       9,933,000(2)                      20,676,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Restructuring, Impairment and
Other Costs                       202,660,000                                                        202,660,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Total Costs and Expenses          347,279,000      65,715,000       16,333,000                       429,327,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income (Loss) from operations    (259,282,000)      1,238,000       16,333,000                      (274,377,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Equity in (earnings) loss from
Non-consolidation subsidiaries        ---            (835,000)                                          (835,000)
----------------------------------------------------------------------------------------------------------------
Interest and Other Expenses         1,138,000         295,000       14,005,000(4)                     15,439,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income (Loss) before Income
Taxes and Minority Interest      (260,420,000)      1,777,000       30,338,000                      (288,981,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income Tax Expense                          0      (6,662,000)       6,662,000(7)                              0
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Minority Interest, net             (1,603,000)         85,000                                         (1,518,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Income (Loss) from
continuing operations            (258,817,000)      8,354,000       37,000,000                      (287,463,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss from discontinued
operations                        (16,435,000)                                                       (16,435,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Income (Loss)               $(275,252,000)    $ 8,354,000      $37,000,000                    $ (303,898,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss from continuing
operations per share                   ($3.25)                                                            ($2.22)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss per share from
discontinued operations                ($0.21)                                                            ($0.13)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Weighted average shares
outstanding                        79,586,642                       50,000,000                       129,586,642
------------------------------- -------------- --------------- ----------------- ---------------- --------------

Note-The effect of the changes in accounting upon the Consolidated Condensed Statement of Operations of Chartwell Diversified Services Inc. for the year ended March 31, 2001 is as follows:

------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------
                                   CHARTWELL     EFFECT OF        CHARTWELL
                                 DIVERSIFIED     CHANGE IN       DIVERSIFIED
                                 SERVICES INC.   ACCOUNTING      SERVICES INC.
                                  AS REPORTED    PRINCIPLE         RESTATED
------------------------------- -------------- --------------- -----------------
Net Sales                       $ 103,490,000  $ (36,537,000)    $ 66,953,000
------------------------------- -------------- --------------- -----------------
Costs and Expenses
------------------------------- -------------- --------------- -----------------
Cost of Sales                      38,025,000    (13,489,000)      24,536,000
------------------------------- -------------- --------------- -----------------
General and Administrative
Expenses                           58,786,000    (18,362,000)      40,424,000
------------------------------- -------------- --------------- -----------------
Depreciation and Amortization       1,330,000       (575,000)         755,000
------------------------------- -------------- --------------- -----------------
Total Costs and Expenses           98,141,000    (32,426,000)      65,715,000
------------------------------- -------------- --------------- -----------------
Income (Loss) from operations       5,349,000     (4,111,000)       1,238,000
------------------------------- -------------- --------------- -----------------
Equity in (earnings) loss from
Non-consolidation subsidiaries        ---           (835,000)        (835,000)
--------------------------------------------------------------------------------
Interest and Other Expenses         1,245,000       (950,000)         295,000
------------------------------- -------------- --------------- -----------------
Income (Loss) before Income
Taxes and Minority Interest         4,104,000      2,327,000        1,777,000
------------------------------- -------------- --------------- -----------------
Income Tax Expense                 (6,561,000)      (101,000)      (6,662,000)
------------------------------- -------------- --------------- -----------------
Minority Interest, net              2,311,000     (2,226,000)          85,000
------------------------------- -------------- --------------- -----------------
Net Income (Loss)               $   8,354,000   $          0     $  8,354,000
-------------- -------------- --------------- ----------------- ----------------

e-MedSoft.com
Unaudited Proforma Combined Statement of Operations
For the Three Months Ended June 30, 2001

------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
                                                  CHARTWELL
                                                 DIVERSIFIED                                          PROFORMA
                                 E-MEDSOFT.COM  SERVICES INC.      PROFORMA         ADJUSTMENTS       COMBINED
                                     (5)            (5)               DR                CR           (UNAUDITED)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Sales                        $ 24,174,000     $27,083,000                                       $ 51,257,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Costs and Expenses
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Cost of Sales                     17,859,000      10,819,000                                         28,678,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Research and Development             692,000                                                            692,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Sales and Marketing                3,502,000                                                          3,502,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 General and Administrative        18,569,000      15,566,000          50,000(6)                      34,185,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Non Cash Compensation                                              6,200,000(6)                       6,200,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Other Costs                          135,000                                                            135,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
 Depreciation and Amortization        853,000         355,000       2,010,000(2)                       3,218,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Total Costs and Expenses           41,610,000      26,741,000       8,260,000                         76,611,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income (Loss) from operations     (17,436,000)        342,000      (8,260,000)                       (25,353,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Equity in (Income) loss from
non-consolidated subsidiaries          ---           (895,000)                                          (895,000)
----------------------------------------------------------------------------------------------------------------
Interest and Other Expenses           317,000       2,236,000       3,501,000(4)                       6,054,000
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income (Loss) before Income
Taxes, Extraordinary Items
and Minority Interest             (17,753,000)       (999,000)    (11,761,000)                       (30,513,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Income Tax Expense                          0        (800,000)        800,000(7)                               0
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Minority Interest, net               (201,000)         17,000                                           (184,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss from continuing
operations                        (17,552,000)       (216,000)    (12,561,000)                       (30,329,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss from discontinued
operations                         (3,034,000)                                                        (3,034,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss                         $(20,586,000)    $  (216,000)    (12,561,000)                       (33,363,000)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss per share from
continuing operations                  ($0.22)                                                            ($0.23)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Net Loss per share from
discontinued operation                 ($0.04)                                                            ($0.02)
------------------------------- -------------- --------------- ----------------- ---------------- --------------
Weighted average shares
outstanding                        79,796,124                      50,000,000                        129,796,124
------------------------------- -------------- --------------- ----------------- ---------------- --------------

Note-The effect of the change in accounting principle upon the Consolidated Condensed Statement of Operations of Chartwell Diversified Services Inc. for the three months ended June 30, 2001 is as follows:

------------------------------- -------------- --------------- -----------------
------------------------------- -------------- --------------- -----------------
                                   CHARTWELL     EFFECT OF        CHARTWELL
                                 DIVERSIFIED     CHANGE IN       DIVERSIFIED
                                 SERVICES INC.   ACCOUNTING      SERVICES INC.
                                  AS REPORTED     PRINCIPLE        RESTATED
------------------------------- -------------- --------------- -----------------
Net Sales                       $  42,676,000   $ (15,593,000)   $ 27,083,000
------------------------------- -------------- --------------- -----------------
Costs and Expenses
------------------------------- -------------- --------------- -----------------
Cost of Sales                      17,003,000      (6,184,000)     10,819,000
------------------------------- -------------- --------------- -----------------
General and Administrative
Expenses                           23,673,000      (7,676,000)     15,566,000
------------------------------- -------------- --------------- -----------------
Depreciation and Amortization         691,000        (336,000)        355,000
------------------------------- -------------- --------------- -----------------
Total Costs and Expenses           40,936,000     (14,196,000)     26,741,000
------------------------------- -------------- --------------- -----------------
Income (Loss) from operations       1,740,000      (1,398,000)        342,000
------------------------------- -------------- --------------- -----------------
Equity in (earnings) loss from
Non-consolidation subsidiaries        ---            (895,000)       (895,000)
--------------------------------------------------------------------------------
Interest and Other Expenses         1,924,000         312,000       2,236,000
------------------------------- -------------- --------------- -----------------
Income (Loss) before Income
Taxes and Minority Interest          (184,000)       (815,000)       (999,000)
------------------------------- -------------- --------------- -----------------
Income Tax Expense                   (914,000)        114,000        (800,000)
------------------------------- -------------- --------------- -----------------
Minority Interest, net                946,000        (929,000)         17,000
------------------------------- -------------- --------------- -----------------
Net Income (Loss)                  $ (216,000)    $         0       $(216,000)
-------------- -------------- --------------- ----------------- ----------------

                        NOTES TO THE UNAUDITED PRO FORMA
          COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

GENERAL

       1. The adjustments included in the unaudited pro forma combined condensed balance sheet and statements of operations are based upon currently available information and upon certain assumptions that e-Medsoft.com (now doing business as Med Diversified Inc.) management believes are reasonable. The Company accounted for the Chartwell Diversified Services, Inc. (Chartwell) Acquisition as a purchase of Chartwell by e-Medsoft.com. Accordingly, Chartwell's assets and liabilities were recorded at their initial estimated fair market value, less certain adjustments, as of the date of the Chartwell Acquisition. There can be no assurance that the actual adjustments will not differ significantly from the pro forma adjustments reflected herein.

       2. The following table details the allocation of the Chartwell purchase price:

         Purchase price - Preferred Stock               $ 67,825,000
         Purchase price - Warrants                         1,101,000
         Acquisition costs                                   678,000
                                                        ------------
         Adjusted purchase price                          69,504,000

         Add:  Net liabilities assumed in
               Acquisition                                19,801,000
                                                        ------------
         Goodwill                                       $ 89,305,000
                                                        ============

       The purchase price in connection with this acquisition represents the value of 500,000 shares of the Company's Series A preferred stock issued plus warrants to purchase an aggregate of 20,000,000 shares of the Company's common stock at $4.00 per share. If by February 8, 2003, a majority of the Company's shareholders do not approve the issuance of the 70,000,000 shares and if the shares are not registered for resale, the holders of the Preferred Stock may require the Company to redeem the Preferred Stock and the Warrants for an aggregate redemption price of $90,000,000.

       The allocation of the purchase price of Chartwell is preliminary and will be finalized upon completion of asset valuations. In addition, e-Medsoft.com is still evaluating certain obligations of Chartwell prior to the acquisition and further adjustments to the preliminary purchase price may result.

       Goodwill is amortized on a pro forma basis over a ten year life. In accordance with Statement of Financial Accounting Standards 141 and 142, the goodwill arising from this transaction will not be amortized but will be subject annual analysis for impairment.

       3. Reflects the elimination of Chartwell's historical shareholders' equity balance.

       4. Reflects the inclusion of preferred stock and associated interest to fund the Chartwell aquisition.

       5. The unaudited combined pro forma balance sheet statement of operations include e-MedSoft.com audited operations for the year ended March 31, 2001 that were derived from e-MedSoft.com's audited March 31, 2001 consolidated financial statements. The statement of operations for Chartwell Diversified Services Inc. included in the pro forma is for the period from inception (February 23, 2000) to December 31, 2000 that were derived from CDSI's audited December 31, 2000 financial statements as restated.

       6. Reflects the inclusion of compensation expense associated with management contracts.

       7. Reflects the adjustment removing income tax assets, benefit or expense.